AEROSONIC CORPORATION
                            (A DELAWARE CORPORATION)
                           l2l2 North Hercules Avenue
                            Clearwater, Florida 34625

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF AEROSONIC CORPORATION:

    The Annual Meeting of Shareholders (the "Meeting") of AEROSONIC CORPORATION (the "Company") will be held at Clearwater Beach Hotel, 500 Mandalay Avenue, Clearwater Beach, Florida, on July 18, l997, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes, which are discussed in the accompanying Proxy Statement:

    1. To elect a Board of six (6) directors of the Company to hold office until their successors have been duly elected and qualified.

    2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

    The record date for determination of the shareholders entitled to vote at the annual meeting is May 26, 1997, at the close of business.

    If you are unable to attend the Meeting, please mark, sign and date the enclosed proxy and return it promptly in the envelope provided herewith. Your proxy may be revoked at any time before it is voted by filing with the Secretary of the Corporation a written revocation or a proxy bearing a later date, or by attending and voting at the Meeting.

    If you submit a proxy, you may still vote your stock in person at the Meeting if you so desire.


                              By Order of the Board of Directors,

                               /s/ J. Mervyn Nabors
                               ----------------------
                               J. Mervyn Nabors
                               Chairman of the Board


May 29,  l997
Clearwater, Florida

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY OR PROXIES AND MAIL IT OR THEM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 PROXY STATEMENT


                                   ___________


                         Annual Meeting of Shareholders
                            to be held July 18, l997


                                   ___________



                              AEROSONIC CORPORATION
                           l2l2 North Hercules Avenue
                            Clearwater, Florida 34625



                                   ___________


                               GENERAL INFORMATION


        A Notice of the Annual Meeting of Shareholders (the "Meeting") of Aerosonic Corporation (the "Company") is set forth on the preceding page, and there are enclosed herewith proxies which are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. This Proxy Statement is first being sent to shareholders on or about May 29, l997. A copy of the Company's Annual Report to Shareholders for the fiscal year ended January 3l, l997 is mailed herewith.

        All shares represented by valid proxies received by the Company prior to the Meeting will be voted as specified in the proxy. If no specification is made, and if discretionary authority is conferred by the shareholder, the shares will be voted FOR the nominated Directors. If discretionary authority is conferred by the shareholder pursuant to the proxy, the shares will also be voted on such other matters as may properly come before the Meeting in accordance with the best judgment of the proxy holder. A stockholder giving a proxy has the right to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting his shares in person.

                       VOTING SECURITIES AND VOTING RIGHTS

        Only holders of record of Common Stock, $.40 par value per share (the "Common Stock"), of the Company as of the close of business on May 26, 1997 are entitled to notice of and to vote at the Meeting and at any adjournment thereof. On the Record Date, the outstanding number of shares entitled to vote consisted of 3,986,262 shares of Common Stock. The holders of the Common Stock are entitled to one vote per share. There are no other classes of voting stock issued and outstanding.

                              ELECTION OF DIRECTORS

        The Company's By-Laws currently provide that its Board of Directors shall consist of not less than three nor more than seven members, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board of Directors recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so.

        Six directors will be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders and until the election and qualification of a successor. The persons named in the enclosed proxy will vote all properly executed proxies for the election of the nominees named below unless authority to vote is withheld. In the event any of the nominees is unable to serve, the persons named in the proxy may vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve as a director.

        The following table sets forth certain information concerning the nominees for election. All of the nominees are currently directors of the Company. Unless otherwise indicated, each nominee has sole voting and investment power of the reported shares.



                                                                       Number and Percentage
   Name, Age and Year in                                                of Shares of Common
    which first Elected                                                 Stock Beneficially
       a  Director         Business Experience                                Owned
  ----------------------   ----------------------------------------    ---------------------
    J. Mervyn Nabors       Mr. Nabors is Chief Executive Officer of     1,166,484    30.6%
        54 (1995)          American  Instrument  Company  and   AIC
                           Electronics, Inc. Mr. Nabors is a member
                           of  the  Board  of   Directors  of  four
                           privately   held   companies.   He   was
                           employed by Aerosonic from 1962 to 1984.
                           In April of 1996, Mr. Nabors was elected
                           as   Chairman   of  the   Board,   Chief
                           Executive   Officer  and   President  of
                           Aerosonic Corporation





                                                                      Number and Percentage
   Name, Age and Year in                                                of Shares of Common
    which first Elected                                                 Stock Beneficially
       a  Director         Business Experience                                Owned
  ----------------------   ----------------------------------------    ---------------------

    William C. Parker      Mr.  Parker  has  been  with   Aerosonic        28,256*   .7%
        64 (1995)          Corporation   for  over  34  years.   He
                           started  as  an  instrument   assembler,
                           became Production Manager for the Boeing
                           project, Production Manager of Assembly,
                           Production  Manager of the Machine Shop,
                           Vice  President  of   Production,   Vice
                           President of Purchasing,  Vice President
                           of  Marketing  and is now  President  of
                           Aerosonic Corporation.

    David A. Baldini       Mr. Baldini was with Teledyne Industries,        8,049*   .2%
         47 (1995)         Inc.  from  1974  through  1993.  He was
                           President of Teledyne Avionics from 1990
                           and   retained   that   position   since
                           Teledyne  Avionics  was acquired in 1993
                           and became  Avionics  Specialties,  Inc.
                           Mr. Baldini's  management and operations
                           experience  with  Teledyne  included the
                           development and manufacture of precision
                           components   and   instruments   in  the
                           aerospace,   ground  transportation  and
                           industrial markets.

    Richard A. Frank       Mr. Frank  was a clearing member of  the        66,200    1.7%
          42 (1996)        Kansas  City  Board  of Trade  from 1979
                           through  1990.  He has been a member  of
                           the Mid America Commodity Exchange since
                           1978.  He  holds  a  Masters  Degree  in
                           Accounting  and  Federal  Taxation  from
                           Golden Gate University.

    Eric J. McCracken      Mr.  McCracken  served  in   the  United          ---     ---
         31 (1996)         States  Air  Force  from 1984 to 1990 as
                           an aircraft  weapons systems  instructor
                           and technician.  He was a Vice President
                           of Corporate  Banking for Barnett  Bank,
                           N.A.  from  1991 to  1996.  In  November
                           1996,  Mr.  McCracken  was  elected as a
                           Board member,  Vice  President and Chief
                           Financial  Officer  of  Aerosonic.   Mr.
                           McCracken has a B.A.  degree in business
                           administration.

   Joseph P. Sherman, Jr.  Mr.  Sherman   is  President  and  Chief        12,700     .3%
          35 (1996)        Financial Officer of American Instrument
                           Company,   Executive  Vice  President  &
                           Chief    Financial    Officer   of   AIC
                           Electronics, Inc. Mr. Sherman has a B.S.
                           degree in accounting  and is a Certified
                           Public Accountant.  Prior to his current
                           employment,  he  worked  for  Coopers  &
                           Lybrand L.L.P. Mr. Sherman has served as
                           a board member of three  privately  held
                           companies.


* Mr. Parker and Mr. Baldini have unexercised stock options totaling 7,000 and 5,000, respectively, included in the above amounts. These stock options are exercisable within 60 days of the record date.

All directors and officers as a group (6 persons) at May 1, 1997        1,281,689   33.5%


                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

    COMMITTEES:

        The Board of Directors has an Audit Committee and a Compensation Committee, each consisting of three directors. The Board of Directors does not have a Nominating Committee.

        The members of the Audit Committee are Mr. Sherman, Mr. McCracken and Mr. Nabors. The functions of this committee include: review of the scope of audits and the results of such audits; review of accounting policies and adequacy of internal controls; review of the fees paid to, and the scope of services provided by the independent auditors; and recommending selection of the independent auditors.

        The members of the Compensation Committee are Mr. Sherman and Mr. Frank. The committee considers and makes recommendations to the Board of Directors with respect to matters relating to executive compensation.

    MEETINGS:

        During the fiscal year ended January 31, l997, the Board of Directors met six times, the Audit Committee met one time, and the Compensation Committee met three times. Each existing director attended all meetings of the Board of Directors and committees of the Board on which he served.


                           DIRECTORS' COMPENSATION

        Compensation for non-officer directors is $2,000.00 per board meeting plus reimbursement for travel and expenses.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth information as of May 1, l997, regarding owners of 5% or more of the Company's Common Stock:

                                           Number of               Percent of
     Name & Address                       Shares Owned            Shares Owned
     --------------                       ------------            ------------

     J. Mervyn Nabors                      l,166,484                  30.6%
     188 Devon Drive
     Clearwater Beach, Florida 34630

     Miriam Frank*                           377,276                   9.9%
     1771 Oak Creek Drive
     Dunedin, Florida 34698



    * Miriam Frank's son, Richard A. Frank, is a current member of the Company's Board of Directors.

    EXECUTIVE OFFICER COMPENSATION

        The following table sets forth information with respect to all cash compensation paid or accrued by the Company during the fiscal year ended January 31, 1997 to the Company's chief executive officer and each other executive officer of the Company as to whom total cash compensation exceeded $100,000:

    Summary Compensation Table*
    ---------------------------

                                                   Annual Compensation
            (a)                         (b)               (c)
      Name and Principal Position       Year             Salary
      ---------------------------------  -------    ---------------------
      J. Mervyn Nabors............      1997        $  80,804
       Executive Vice President         1996        $   ---
       and Chief Executive Officer      1995        $   ---

      William C. Parker...........      1997        $ 109,545
       Executive Vice President         1996        $ 101,665
                                        1995        $  69,998

      David A. Baldini............      1997        $ 110,000
      Vice President                    1996        $ 109,353
                                        1995        $  91,186

        * Columns (d) through (i) have been eliminated from the table because there was no other type of compensation awarded to the named executive for any year covered by the table. Since no options were granted to the named executive, the option tables are not applicable.

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Employment Agreements
    ---------------------

        Aerosonic Corporation's board of directors has approved employment agreements between the Company and three of its executive officers, William Parker, David Baldini and Eric McCracken. The work agreements became effective on August 31, 1996 for a three-year period of time. The agreements require certain minimum performance standards in exchange for a minimum base annual salary of $110,000 for Mr. Parker and Mr. Baldini and $75,000 for Mr. McCracken.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

        A five-year comparison of stock performance of the Company with a broad equity market index and a published industry index or peer group is set forth below. The graph ranks the Company's total return against the AMEX Market Value Index and the AMEX Capital Goods Index.


                       FIVE-YEAR CUMULATIVE TOTAL RETURNS

                   VALUE OF $100 INVESTED ON DECEMBER 31,1991

                       [ID:  Graphic -- Performance Graph]


Value at December 31,         1991     1992     1993     1994    1995     1996
Aerosonic Corporation       $100.00  $120.00  $95.00   $75.00   $52.52   $170.00
AMEX Market Value Index     $100.00  $101.06  $120.78  $109.78  $138.77  $147.65
AMEX Capital Goods Index    $100.00  $101.28  $125.28  $121.10  $175.64  $186.31


                  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        Coopers & Lybrand L.L.P. were auditors for the year ended January 31, 1997 upon recommendation of the Audit Committee of the Board of Directors, and have been selected as auditors for the year ending January 31, 1998. A representative of Coopers & Lybrand L.L.P. is expected to attend the meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the meeting.

                          PROPOSALS OF SECURITY HOLDERS

        Proposals of security holders intended to be presented at the Annual Meeting of Shareholders of the Company to be held in July, l998, in order to be included in the Company's proxy statement and form of proxy relating to such meeting, must be received by the Company, at its executive offices, not later than November 16, l997. Proposals must comply with RULE 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Commission Act of 1934, as amended.

                                VOTE REQUIRED

        A majority of the Company's outstanding common capital stock will be necessary to constitute a quorum for the transaction of business at the Annual Meeting. Under Delaware law, the affirmative vote of the holders of a plurality of the shares of Common Stock voted at the Meeting is required to elect each director. As such, the six nominees receiving the greatest number of votes cast at the Meeting will be elected. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast.

        All of the directors and officers of the Company have indicated that they will cause all shares of Common Stock beneficially owned by them (excluding Common Stock which they have the right to acquire upon the exercise of currently exercisable stock options) to be voted in favor of the election as a director of each nominee named herein. Such persons beneficially own, in the aggregate, 33.5% of the shares of Common Stock eligible to vote at the Meeting.

                                OTHER MATTERS

        The management has no information that any other matter will be brought before the Annual Meeting. If, however, other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

                              By Order of the Board of Directors,

                              /s/ J. Mervyn Nabors
                              -----------------------------------
                              J. Mervyn Nabors
                              Chairman of the Board

    May 29, 1997
    Clearwater, Florida

                                  APPENDIX A

                             AEROSONIC CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 18, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Each of the undersigned, as the owner(s) as of May 26, 1997 of common stock of Aerosonic Corporation, a Delaware corporation ("the Company"), hereby appoints
J. Mervyn Nabors, President and Chief Executive Officer, as attorney-in-fact and proxy, with full power of substitution, for the limited purpose of voting all shares of the common stock owned by the undersigned, at the Annual Meeting of Shareholders of the Company to be held at The Clearwater Beach Hotel, 500 Mandalay Avenue, Clearwater Beach, Florida, in The Library Room, at 10:00 a.m. Eastern Daylight Savings Time, Friday, July 18, 1997 and at any adjournments thereof, but only in accordance with the following instructions.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

/X/      Please mark your
         votes as in this
         example.



                  FOR all nominees        WITHOUT AUTHORITY
               listed at right (except   to vote for nominees
                 as indicated below)       listed at right      Nominees:    David A. Baldini
1.       Election       / /                     / /                          Richard A. Frank  2. In accordance with their
         of                                                                  J. Mervyn Nabors       best judgement on any other
         Directors                                                           William C. Parker      matter that may properly
INSTRUCTIONS:  To withhold authority to vote for any                         Joseph P. Sherman, Jr  be voted upon at the meeting.
individual named at right, strike a line through the nominee's               Eric J. McCracken
name:                                                                                               This proxy, when properly
                                                                                                    executed, will be voted in the
                                                                                                    manner directed herein by the
                                                                                                    undersigned shareholder(s). If
                                                                                                    no choice specified in the
                                                                                                    Proposals above shall be
                                                                                                    marked the named proxy is
                                                                                                    authorized and directed to
                                                                                                    vote for the proposal as
                                                                                                    described therein and in the
                                                                                                    Proxy Statement dated May 29,
                                                                                                    1997.  If any nominee shall
                                                                                                    cease to be a candidate for
                                                                                                    election for any reason, the
                                                                                                    proxy will be voted for a
                                                                                                    substitute nominee designated
                                                                                                    by the Board of Directors and
                                                                                                    for the remaining nominees as
                                                                                                    listed.
                                                                                                      If you are unable to attend
                                                                                                    the meeting personally, the
                                                                                                    Board of Directors requests
                                                                                                    that you complete and mail
                                                                                                    this proxy to insure adequate
                                                                                                    shareholder representation at
                                                                                                    the meeting.  As this proxy is
                                                                                                    being solicited by the Board of
                                                                                                    Directors, you are encouraged
                                                                                                    to contest any member the
                                                                                                    incumbent Board of the above
                                                                                                    named proxies if you have any
                                                                                                    questions concerning this
                                                                                                    proxy of the matter referenced
                                                                                                    herein.

                                                                                                    Please mark, sign, date and
                                                                                                    return this proxy promptly
                                                                                                    using the enclosed envelope.



SIGNATURE                                                   DATE             SIGNATURE                                 DATE
         --------------------------------------------------     -------------         --------------------------------     ---------
NOTE:    If signing in a juduciary or representative capacity, please give full title as such.  If signing as a corporate officer corporation, please give your title and full name of the corporation; or if ownership is in more than one name, each additional owner should sign.
